UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 5, 2008
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-33409 (Commission File Number)	20-0836269 (I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas (Address of Principal Executive Offices)	75082 (Zip Code)
Registrant’s telephone number, including area code: 214-570-5800
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 5, 2008, Mr. Walker C. Simmons informed MetroPCS Communications, Inc. (the “Company”) that he had decided not to stand for re-election as a member of the Company’s Board of Directors at the Company’s next annual meeting. Mr. Simmons’ decision was not caused by any disagreement with the Company or with Company management relating to the Company’s operations, policies or procedures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
Date: March 7, 2008	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and CFO